          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

Name of Issuer: The Diversified Investors Funds Group

In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Issuer.


Date: August 31, 2006                    /s/ Mark Mullin
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                                         Mark Mullin
                                         Principal Executive Officer


Date: August 31, 2006                    /s/ Joseph Carusone
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                                         Joseph Carusone
                                         Principal Financial Officer